UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2011

MILESTONE SCIENTIFIC INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-14053	13-3545623
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey	07034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 535-2717

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02:	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of September 12, 2011, Joseph D’Agostino, CFO of Milestone Scientific Inc. (the “Company”), was elected Chief Operating Officer. In connection his election, the Company awarded Mr. D’Agostino 100,000 shares of restricted common stock of the Company and no changes were made to his current salary and benefits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILESTONE SCIENTIFIC INC.

By: /s/ Joseph D’Agostino
Joseph D’Agostino
Chief Financial Officer

Dated: September 16, 2011